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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 9, 1999


                             DOT HILL SYSTEMS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    NEW YORK
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



            001-13317                                       13-3460176
    ---------------------                      ---------------------------------
    (Commission File No.)                      (IRS Employer Identification No.)

                               6305 EL CAMINO REAL

                           CARLSBAD, CALIFORNIA 92009
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (760) 931-5500


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Previous independent accountants

             (i) On December 9, 1999, Dot Hill Systems Corp (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountants.

             (ii) The reports of Arthur Andersen on the Company's financial statements as of December 31, 1997 and 1998 and for each of the years in the three-year period ended December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             (iii) Effective August 2, 1999, the Company and Artecon, Inc. ("Artecon") were merged in a stock-for-stock transaction. Because the Company's headquarters, primary manufacturing facility and finance department were, following the merger, relocated to the former headquarters of Artecon in Carlsbad, California, the Board of Directors concluded that it would be more convenient to retain Deloitte & Touche LLP ("Deloitte & Touche"), the independent accountants of Artecon, as the Company's independent accountants. The Company's audit committee recommended that the Company dismiss Arthur Andersen and retain Deloitte & Touche as the Company's independent accountants.

             (iv) During the Company's two most recent fiscal years and through December 9, 1999, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report.

             (v) During the two most recent fiscal years and through December 9, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1) (v)).

             (vi) The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements.

         (b) New independent accountants

             (i) The Company engaged Deloitte & Touche as its new independent accountants effective December 10, 1999. During the two most recent fiscal years and through December 9, 1999, the Company has not consulted with Deloitte & Touche on items which (1) were or should have been subject to Statement of Auditing Standard No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)).



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS.

16.1 Letter dated December 9, 1999 from Arthur Andersen LLP, the Company's former accountants, to the Company.

16.2 Letter dated December 14, 1999 from Arthur Andersen LLP, the Company's former accountants, to the SEC.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DOT HILL SYSTEMS CORP.

                                         By: /s/ Philip Black
                                             -----------------------------
                                             Philip Black
                                             Co-Chief Executive Officer


                                         By: /s/ James L. Lambert
                                             -----------------------------
                                             James L. Lambert
                                             Co-Chief Executive Officer



Date: December 14, 1999



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INDEX TO EXHIBITS


16.1 Letter dated December 9, 1999 from Arthur Andersen LLP, the Company's former accountants, to the Company.

16.2 Letter dated December 14, 1999 from Arthur Andersen LLP, the Company's former accountants, to the SEC.




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